Homestead Funds, Inc.

Supplement Dated December 1, 2009
To the Prospectus Dated May 1, 2009

This supplement revises certain information regarding Homestead Funds, Inc. (the “Funds”) contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203.

1.
Effective December 1, 2009, Barclays PLC sold its indirect subsidiary Barclays Global Fund Advisors and certain affiliated companies to the asset management company BlackRock, Inc.  Barclays Global Fund Advisors has been the investment adviser to the S&P 500 Index Master Portfolio, the master portfolio in which the Homestead Stock Index Fund invests all of its assets.  As part of this transaction, the S&P 500 Index Master Portfolio changed its name to “S&P 500 Stock Master Portfolio” and Barclays Global Fund Advisors became “BlackRock Fund Advisors” and is now an indirect subsidiary of BlackRock, Inc. instead of Barclays PLC.  As such, the first paragraph under “STRATEGY – Portfolio Composition” on page 9 of the Prospectus is deleted and replaced in its entirety as follows:

The Stock Index Fund invests all of its assets in the S&P 500 Stock Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio.  The Master Portfolio and the Stock Index Fund have substantially similar investment objectives.  BlackRock Fund Advisors (“BFA”) is the investment advisor to the Master Portfolio.  Prior to October 15, 2007, the Stock Index Fund invested all of its assets in a different master portfolio.

All references throughout the Prospectus to “Barclays Global Fund Advisors” and “Barclays” are replaced with “BlackRock Fund Advisors” and “BFA,” respectively.

Additionally, the header and first paragraph under section entitled “INVESTMENT ADVISER FOR THE MASTER PORTFOLIO” on page 30 of the prospectus is deleted and replaced in its entirety, as follows.

INVESTMENT ADVISER
FOR THE MASTER PORTFOLIO
of the Stock Index Fund
BlackRock Fund Advisors
400 Howard Street
San Francisco, CA 94105

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BFA serves as the investment adviser to the Master Portfolio, the master portfolio in which the Stock Index Fund invests all of its assets.  BFA and its predecessors have been managing funds since 1973.  BFA is an indirect subsidiary of BlackRock, Inc.  Prior to December 1, 2009, BFA’s name was “Barclays Global Fund Advisors” and it was an indirect subsidiary of Barclays PLC.  BFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services.

Additionally, the biographies of the members of the Master Portfolio Management Team beginning at page 30 are deleted and replaced in their entirety with the following:

Diane Hsiung has been a member of the Master Portfolio Management Team since January 2008. She is an employee of BFA and BlackRock, Institutional Trust Company, N.A. (“BTC”) and was a senior portfolio manager for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) from 2007 through November 2009 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Greg Savage, CFA has been a member of the Master Portfolio Management Team since January 2008. He is an employee of BFA and BTC and was a senior portfolio manager for BGFA and BGI from 2006 through November 2009 and a portfolio manager for Barclays and BGI from 2001 to 2006.

Edward Corallo has been a member of the Master Portfolio Management Team since May 2009.  He is an employee of BFA and BTC and was the head of portfolio management in the Index Equity Group for BGFA and BGI from 2007 through November 2009. Prior to that time, he was a senior portfolio manager for BGFA and BGI from 2001 to 2007.

Christopher Bliss, CFA has been a member of the Master Portfolio Management Team since May 2009.  He is an employee of BFA and BTC. Mr. Bliss was a senior portfolio manager for BGI from 2005 through November 2009 and a portfolio manager for BGI from 2004 to 2005.

Jennifer Hsui, CFA has been a member of the Master Portfolio Management Team since May 2009.  She is an employee of BFA and BTC. Ms. Hsui was a senior portfolio manager for BGI from 2007 through November 2009 and a portfolio manager for BGI from 2006 to 2007. Prior to joining BGI, Ms. Hsui was a research analyst for RBC Capital Markets from 2003 to 2006.

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2.	The following section is added to the bottom of page 46 of the Prospectus:

ORIGINAL AND LEGAL DOCUMENTS
Due to privacy concerns, Homestead Funds’ transfer agent generally does not return original and legal documents to you.  However, if you request that such documents be returned to you, a nominal fee may apply.

3.	The section “IRA AND EDUCATION SAVINGS ACCOUNT ANNUAL MAINTENANCE FEE” on page 52 of the Prospectus is deleted and replaced in its entirety as follows:

IRA AND EDUCATION SAVINGS ACCOUNT ANNUAL MAINTENANCE FEE
The custodian of your Homestead Funds’ IRA and Education Savings Accounts (“ESA”) charges a nominal annual account maintenance fee.  The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption.  As of January 1, 2010, if you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number.  For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

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